================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         Date of Report (Date of earliest event reported): July 16, 2002
                                                           -------------

                               ------------------

                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)
                                     1-8803
                                     ------
                            (Commission File Number)

                Delaware
                --------
    (State or other jurisdiction of                      95-2673173
                                                         ----------
    incorporation or organization)         (I.R.S. Employer Identification No.)

                            2200 East Pratt Boulevard

                        Elk Grove Village, Illinois 60007
                        ---------------------------------
             (Address of principal executive offices, with zip code)

                                 (847) 439-8270
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

================================================================================

Item 5. Other Events.

     On July 16, 2002, Mr. Howard B. Witt resigned as a member of our board of directors for personal reasons. Our board of directors has not appointed a replacement at this time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MATERIAL SCIENCES CORPORATION


                                            /s/ James J. Waclawik, Sr.
                                            ------------------------------------

Date: July 22, 2002                         By:  James J. Waclawik, Sr.
                                            Its: Vice President and Chief
                                                 Financial Officer